Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-130536-13

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a “when, as and if issued” basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the “Automatic Termination”). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

MBS New Issue - Term Sheet Additional Disclosure

Mortgage Pass-Through Certificates, Series 2006-I

$555,413,000 (approximate) Overcollateralized Certificates

Banc of America Funding Corporation

Depositor

Bank of America, National Association

Sponsor

Wells Fargo Bank, N.A.

Securities Administrator and Master Servicer

U.S. Bank National Association

Trustee and Custodian

November 20, 2006

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Banc of America Securities LLC	2

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

Table of Contents

➢	BAFC 2006-I Replines (Group 6)	pg. 4

➢	Assumptions Relating to Decrement Tables	pg. 6

➢	Decrement Tables	pg. 7

➢	Historical Values of One-Month LIBOR,
One-Year LIBOR and LAMA	pg. 15

Banc of America Securities LLC	3

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

BAFC 2006-I Replines (Group 6A)

Group	Cut-Off Unpaid Principal Balance	Current Mortgage Interest Rate	Current Net Mortgage Interest Rate	Cut-Off Remaining Term to Stated Maturity	Loan Age	Gross Margin	Rate Ceiling	Rate Floor	Cut-Off Months to Roll	Payment Reset Frequency	Maximum Amount Negative Amortization (%)	Original Monthly Scheduled Principal and Interest Payment ($)	Initial Recast Period (Months)
6a	81,533,158.15	7.2025992890	6.8275992890	357	3	2.4525992890	10.1728161870	2.4525992890	1	12	115	273,015.53	60
6a	71,636,320.90	2.6850561841	2.3100561841	357	3	2.8112428110	10.1233947695	2.8112428110	1	12	115	274,404.63	60

Banc of America Securities LLC	4

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

BAFC 2006-I Replines (Group 6B and 6C)

Group	Cut-Off Unpaid Principal Balance	Current Mortgage Interest Rate	Current Net Mortgage Interest Rate	Cut-Off Remaining Term to Stated Maturity	Loan Age	Initial Rate Cap	Periodic Rate Cap	Gross Margin	Rate Ceiling	Rate Floor	Original Interest Only Term	Cut-Off Months to Roll	Payment Reset Frequency
6b	368,000.00	5.1250000000	4.7500000000	345	15	2.0000000000	2.0000000000	2.2500000000	11.1250000000	2.2500000000	36	21	12
6b	526,400.00	6.5000000000	6.1250000000	354	6	2.0000000000	2.0000000000	2.2500000000	12.5000000000	2.2500000000	36	30	12
6b	267,998.04	5.8750000000	5.5000000000	356	4	2.0000000000	2.0000000000	2.2500000000	11.8750000000	2.2500000000	36	32	12
6b	1,038,349.00	5.4717575690	5.0967575690	359	1	2.0000000000	2.0000000000	2.2500000000	11.4717575690	2.2500000000	36	35	12
6b	4,502,000.00	6.4492447801	6.0742447801	360	0	2.0000000000	2.0000000000	2.2500000000	12.4492447801	2.2500000000	36	36	12
6b	899,148.02	6.2875573006	5.9125573006	359	1	2.0000000000	2.0000000000	2.2500000000	12.2875573006	2.2500000000	0	35	12
6b	231,680.09	7.3750000000	7.0000000000	477	3	2.0000000000	2.0000000000	2.2500000000	13.3750000000	2.2500000000	0	33	12
6b	389,721.88	6.4762124852	6.1012124852	478	2	2.0000000000	2.0000000000	2.2500000000	12.4762124852	2.2500000000	0	34	12
6b	569,775.10	6.8750000000	6.5000000000	479	1	2.0000000000	2.0000000000	2.2500000000	12.8750000000	2.2500000000	0	35	12
6c	1,073,650.00	5.1509570158	4.9009570158	346	14	5.0000000000	2.0000000000	2.2500000000	10.1509570158	2.2500000000	60	46	12
6c	929,100.00	5.6676487999	5.4176487999	347	13	5.0000000000	2.0000000000	2.2500000000	10.6676487999	2.2500000000	60	47	12
6c	434,000.00	5.6250000000	5.3750000000	350	10	5.0000000000	2.0000000000	2.2500000000	10.6250000000	2.2500000000	60	50	12
6c	178,320.00	6.2500000000	6.0000000000	356	4	5.0000000000	2.0000000000	2.2500000000	11.2500000000	2.2500000000	60	56	12
6c	50,606,476.07	6.3440400374	6.0940400374	358	2	5.0000000000	2.0000000000	2.2500000000	11.3440400374	2.2500000000	60	58	12
6c	156,838,781.16	6.2640574582	6.0140574582	359	1	5.0000000000	2.0000000000	2.2500000000	11.2640574582	2.2500000000	60	59	12
6c	152,235,755.00	6.2116682732	5.9616682732	360	0	5.0000000000	2.0000000000	2.2500000000	11.2116682732	2.2500000000	60	60	12
6c	213,154.74	5.6250000000	5.3750000000	344	16	5.0000000000	2.0000000000	2.2500000000	10.6250000000	2.2500000000	0	44	12
6c	265,099.97	5.1250000000	4.8750000000	345	15	5.0000000000	2.0000000000	2.2500000000	10.1250000000	2.2500000000	0	45	12
6c	109,701.94	5.5000000000	5.2500000000	348	12	5.0000000000	2.0000000000	2.2500000000	10.5000000000	2.2500000000	0	48	12
6c	374,922.03	6.2500000000	6.0000000000	351	9	5.0000000000	2.0000000000	2.2500000000	11.2500000000	2.2500000000	0	51	12
6c	464,857.29	5.9371836112	5.6871836112	353	7	5.0000000000	2.0000000000	2.2500000000	10.9371836112	2.2500000000	0	53	12
6c	366,193.27	6.1250000000	5.8750000000	355	5	5.0000000000	2.0000000000	2.2500000000	11.1250000000	2.2500000000	0	55	12
6c	2,012,764.72	6.8965989428	6.6465989428	358	2	5.0000000000	2.0000000000	2.2500000000	11.8965989428	2.2500000000	0	58	12
6c	5,318,576.24	6.3096377255	6.0596377255	359	1	5.0000000000	2.0000000000	2.2500000000	11.3096377255	2.2500000000	0	59	12
6c	5,096,900.00	6.1488797112	5.8988797112	360	0	5.0000000000	2.0000000000	2.2500000000	11.1488797112	2.2500000000	0	60	12
6c	3,048,227.89	6.0671377875	5.8171377875	473	7	5.0000000000	2.0000000000	2.2500000000	11.0671377875	2.2500000000	0	53	12
6c	1,483,265.84	6.5372591175	6.2872591175	474	6	5.0000000000	2.0000000000	2.2500000000	11.5372591175	2.2500000000	0	54	12
6c	2,168,602.91	6.3066968107	6.0566968107	475	5	5.0000000000	2.0000000000	2.2500000000	11.3066968107	2.2500000000	0	55	12
6c	1,429,106.25	6.3886150724	6.1386150724	476	4	5.0000000000	2.0000000000	2.2500000000	11.3886150724	2.2500000000	0	56	12
6c	1,669,962.47	6.5262544718	6.2762544718	477	3	5.0000000000	2.0000000000	2.2500000000	11.5262544718	2.2500000000	0	57	12
6c	3,281,945.57	6.6677438400	6.4177438400	478	2	5.0000000000	2.0000000000	2.2500000000	11.6677438400	2.2500000000	0	58	12
6c	5,000,383.19	6.6375516771	6.3875516771	479	1	5.0000000000	2.0000000000	2.2500000000	11.6375516771	2.2500000000	0	59	12
6c	576,000.00	6.1996527778	5.9496527778	480	0	5.0000000000	2.0000000000	2.2500000000	11.1996527778	2.2500000000	0	60	12
6c	223,932.52	7.2500000000	7.0000000000	357	3	5.0000000000	2.0000000000	2.2500000000	12.2500000000	2.2500000000	0	50	12

Banc of America Securities LLC	5

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

Assumptions Relating to Decrement Tables

The tables set forth on the following pages have been prepared on the basis of the following assumptions (the “Modeling Assumptions”):

(a) Loan Group 6 consists of the hypothetical mortgage loans whose characteristics are presented in the replines on the previous pages;

(b) there are no Net Interest Shortfalls, Relief Act Reductions, delinquencies or Realized Losses with respect to the Group 6 Mortgage Loans;

(c) scheduled payments of principal and interest with respect to the Group 6 Mortgage Loans are received on the applicable due date beginning on December 1, 2006;

(d) prepayments are received, together with a 30 days’ interest thereon, on the last day of each month beginning in November 2006;

(e) the Group 6 Mortgage Loans prepay at the indicated percentages of PPC;

(f) optional repurchase of all of the Group 6 Mortgage Loans does not occur;

(g) no Group 6 Mortgage Loans are required to be repurchased from the Issuing Entity and no Group 6 Mortgage Loans are substituted for the Group 6 Mortgage Loans included in the Issuing Entity on the Closing Date;

(h) the Overcollateralized Certificates are issued on the Closing Date;

(i) cash payments on the Certificates are received on the 20th day of each month beginning in December 2006 in accordance with the priorities and amounts described in the Term Sheet;

(j) One-Month LIBOR remains constant at 5.320% per annum;

(k) One-Year LIBOR remains constant at 5.336% per annum; and

(l) LAMA index remains constant at 4.964% per annum.

Banc of America Securities LLC	6

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

	Percentage of Initial Class Balance Outstanding at the Respective Percentages of PPC Set Forth Below: Class 6-A-1 and Class 6-A-2
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100	100	100	100	100
November 20, 2007	100	90	79	68	56
November 20, 2008	100	79	59	44	32
November 20, 2009	100	67	43	26	15
November 20, 2010	100	57	31	17	9
November 20, 2011	100	48	23	10	4
November 20, 2012	100	37	13	4	1
November 20, 2013	100	31	9	2	*
November 20, 2014	99	25	6	1	0
November 20, 2015	97	21	4	*	0
November 20, 2016	95	17	3	0	0
November 20, 2017	93	14	2	0	0
November 20, 2018	90	12	1	0	0
November 20, 2019	88	9	1	0	0
November 20, 2020	85	8	*	0	0
November 20, 2021	82	6	*	0	0
November 20, 2022	79	5	0	0	0
November 20, 2023	75	4	0	0	0
November 20, 2024	72	3	0	0	0
November 20, 2025	68	3	0	0	0
November 20, 2026	63	2	0	0	0
November 20, 2027	59	1	0	0	0
November 20, 2028	54	1	0	0	0
November 20, 2029	48	1	0	0	0
November 20, 2030	43	*	0	0	0
November 20, 2031	37	*	0	0	0
November 20, 2032	31	*	0	0	0
November 20, 2033	24	0	0	0	0
November 20, 2034	17	0	0	0	0
November 20, 2035	9	0	0	0	0
November 20, 2036	2	0	0	0	0
November 20, 2037	2	0	0	0	0
November 20, 2038	1	0	0	0	0
November 20, 2039	1	0	0	0	0
November 20, 2040	1	0	0	0	0
November 20, 2041	1	0	0	0	0
November 20, 2042	1	0	0	0	0
November 20, 2043	*	0	0	0	0
November 20, 2044	*	0	0	0	0
November 20, 2045	0	0	0	0	0

Weighted Average Life to
Maturity (in years)(1)	21.65	5.93	3.22	2.20	1.65

(1) The weighted average life of a class of Certificates is determined by (i) multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5%, but greater than Zero.

Banc of America Securities LLC	7

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

	Percentage of Initial Class Balance Outstanding
	at the Respective Percentages of PPC Set Forth Below:
	Class M-1
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100	100	100	100	100
November 20, 2007	100	100	100	100	100
November 20, 2008	100	100	100	100	100
November 20, 2009	100	100	100	100	100
November 20, 2010	100	100	65	36	19
November 20, 2011	100	100	47	21	4
November 20, 2012	100	78	27	0	0
November 20, 2013	100	64	18	0	0
November 20, 2014	100	53	12	0	0
November 20, 2015	100	44	2	0	0
November 20, 2016	100	36	0	0	0
November 20, 2017	100	30	0	0	0
November 20, 2018	100	24	0	0	0
November 20, 2019	100	20	0	0	0
November 20, 2020	100	16	0	0	0
November 20, 2021	100	13	0	0	0
November 20, 2022	100	11	0	0	0
November 20, 2023	100	3	0	0	0
November 20, 2024	100	0	0	0	0
November 20, 2025	100	0	0	0	0
November 20, 2026	100	0	0	0	0
November 20, 2027	100	0	0	0	0
November 20, 2028	100	0	0	0	0
November 20, 2029	100	0	0	0	0
November 20, 2030	90	0	0	0	0
November 20, 2031	78	0	0	0	0
November 20, 2032	65	0	0	0	0
November 20, 2033	51	0	0	0	0
November 20, 2034	35	0	0	0	0
November 20, 2035	19	0	0	0	0
November 20, 2036	0	0	0	0	0

Weighted Average Life to
Maturity (in years)(1)	26.88	9.41	5.16	3.91	3.55

(1) The weighted average life of a class of Certificates is determined by (i) multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

Banc of America Securities LLC	8

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

	Percentage of Initial Class Balance Outstanding
	at the Respective Percentages of PPC Set Forth Below:
	Class M-2
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100	100	100	100	100
November 20, 2007	100	100	100	100	100
November 20, 2008	100	100	100	100	100
November 20, 2009	100	100	100	100	100
November 20, 2010	100	100	65	36	19
November 20, 2011	100	100	47	21	0
November 20, 2012	100	78	27	0	0
November 20, 2013	100	64	18	0	0
November 20, 2014	100	53	12	0	0
November 20, 2015	100	44	0	0	0
November 20, 2016	100	36	0	0	0
November 20, 2017	100	30	0	0	0
November 20, 2018	100	24	0	0	0
November 20, 2019	100	20	0	0	0
November 20, 2020	100	16	0	0	0
November 20, 2021	100	13	0	0	0
November 20, 2022	100	2	0	0	0
November 20, 2023	100	0	0	0	0
November 20, 2024	100	0	0	0	0
November 20, 2025	100	0	0	0	0
November 20, 2026	100	0	0	0	0
November 20, 2027	100	0	0	0	0
November 20, 2028	100	0	0	0	0
November 20, 2029	100	0	0	0	0
November 20, 2030	90	0	0	0	0
November 20, 2031	78	0	0	0	0
November 20, 2032	65	0	0	0	0
November 20, 2033	51	0	0	0	0
November 20, 2034	35	0	0	0	0
November 20, 2035	19	0	0	0	0
November 20, 2036	0	0	0	0	0

Weighted Average Life to
Maturity (in years)(1)	26.87	9.30	5.10	3.89	3.49

(1) The weighted average life of a class of Certificates is determined by (i) multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

Banc of America Securities LLC	9

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

	Percentage of Initial Class Balance Outstanding
	at the Respective Percentages of PPC Set Forth Below:
	Class M-3
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100	100	100	100	100
November 20, 2007	100	100	100	100	100
November 20, 2008	100	100	100	100	100
November 20, 2009	100	100	100	100	100
November 20, 2010	100	100	65	36	19
November 20, 2011	100	100	47	21	0
November 20, 2012	100	78	27	0	0
November 20, 2013	100	64	18	0	0
November 20, 2014	100	53	1	0	0
November 20, 2015	100	44	0	0	0
November 20, 2016	100	36	0	0	0
November 20, 2017	100	30	0	0	0
November 20, 2018	100	24	0	0	0
November 20, 2019	100	20	0	0	0
November 20, 2020	100	16	0	0	0
November 20, 2021	100	6	0	0	0
November 20, 2022	100	0	0	0	0
November 20, 2023	100	0	0	0	0
November 20, 2024	100	0	0	0	0
November 20, 2025	100	0	0	0	0
November 20, 2026	100	0	0	0	0
November 20, 2027	100	0	0	0	0
November 20, 2028	100	0	0	0	0
November 20, 2029	100	0	0	0	0
November 20, 2030	90	0	0	0	0
November 20, 2031	78	0	0	0	0
November 20, 2032	65	0	0	0	0
November 20, 2033	51	0	0	0	0
November 20, 2034	35	0	0	0	0
November 20, 2035	19	0	0	0	0
November 20, 2036	0	0	0	0	0

Weighted Average Life to
Maturity (in years)(1)	26.85	9.20	5.05	3.85	3.43

(1) The weighted average life of a class of Certificates is determined by (i) multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

Banc of America Securities LLC	10

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

	Percentage of Initial Class Balance Outstanding
	at the Respective Percentages of PPC Set Forth Below:
	Class M-4
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100	100	100	100	100
November 20, 2007	100	100	100	100	100
November 20, 2008	100	100	100	100	100
November 20, 2009	100	100	100	100	100
November 20, 2010	100	100	65	36	17
November 20, 2011	100	100	47	21	0
November 20, 2012	100	78	27	0	0
November 20, 2013	100	64	16	0	0
November 20, 2014	100	53	0	0	0
November 20, 2015	100	44	0	0	0
November 20, 2016	100	36	0	0	0
November 20, 2017	100	30	0	0	0
November 20, 2018	100	24	0	0	0
November 20, 2019	100	20	0	0	0
November 20, 2020	100	6	0	0	0
November 20, 2021	100	0	0	0	0
November 20, 2022	100	0	0	0	0
November 20, 2023	100	0	0	0	0
November 20, 2024	100	0	0	0	0
November 20, 2025	100	0	0	0	0
November 20, 2026	100	0	0	0	0
November 20, 2027	100	0	0	0	0
November 20, 2028	100	0	0	0	0
November 20, 2029	100	0	0	0	0
November 20, 2030	90	0	0	0	0
November 20, 2031	78	0	0	0	0
November 20, 2032	65	0	0	0	0
November 20, 2033	51	0	0	0	0
November 20, 2034	35	0	0	0	0
November 20, 2035	19	0	0	0	0
November 20, 2036	0	0	0	0	0

Weighted Average Life to
Maturity (in years)(1)	26.83	9.04	4.96	3.81	3.39

(1) The weighted average life of a class of Certificates is determined by (i) multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

Banc of America Securities LLC	11

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

	Percentage of Initial Class Balance Outstanding
	at the Respective Percentages of PPC Set Forth Below:
	Class M-5
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100	100	100	100	100
November 20, 2007	100	100	100	100	100
November 20, 2008	100	100	100	100	100
November 20, 2009	100	100	100	100	100
November 20, 2010	100	100	65	36	0
November 20, 2011	100	100	47	9	0
November 20, 2012	100	78	27	0	0
November 20, 2013	100	64	0	0	0
November 20, 2014	100	53	0	0	0
November 20, 2015	100	44	0	0	0
November 20, 2016	100	36	0	0	0
November 20, 2017	100	30	0	0	0
November 20, 2018	100	20	0	0	0
November 20, 2019	100	4	0	0	0
November 20, 2020	100	0	0	0	0
November 20, 2021	100	0	0	0	0
November 20, 2022	100	0	0	0	0
November 20, 2023	100	0	0	0	0
November 20, 2024	100	0	0	0	0
November 20, 2025	100	0	0	0	0
November 20, 2026	100	0	0	0	0
November 20, 2027	100	0	0	0	0
November 20, 2028	100	0	0	0	0
November 20, 2029	100	0	0	0	0
November 20, 2030	90	0	0	0	0
November 20, 2031	78	0	0	0	0
November 20, 2032	65	0	0	0	0
November 20, 2033	51	0	0	0	0
November 20, 2034	35	0	0	0	0
November 20, 2035	1	0	0	0	0
November 20, 2036	0	0	0	0	0

Weighted Average Life to
Maturity (in years)(1)	26.76	8.77	4.82	3.76	3.28

(1) The weighted average life of a class of Certificates is determined by (i) multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

Banc of America Securities LLC	12

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

	Percentage of Initial Class Balance Outstanding
	at the Respective Percentages of PPC Set Forth Below:
	Class M-6
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100	100	100	100	100
November 20, 2007	100	100	100	100	100
November 20, 2008	100	100	100	100	100
November 20, 2009	100	100	100	100	100
November 20, 2010	100	100	65	26	0
November 20, 2011	100	100	47	0	0
November 20, 2012	100	78	2	0	0
November 20, 2013	100	64	0	0	0
November 20, 2014	100	53	0	0	0
November 20, 2015	100	44	0	0	0
November 20, 2016	100	27	0	0	0
November 20, 2017	100	10	0	0	0
November 20, 2018	100	0	0	0	0
November 20, 2019	100	0	0	0	0
November 20, 2020	100	0	0	0	0
November 20, 2021	100	0	0	0	0
November 20, 2022	100	0	0	0	0
November 20, 2023	100	0	0	0	0
November 20, 2024	100	0	0	0	0
November 20, 2025	100	0	0	0	0
November 20, 2026	100	0	0	0	0
November 20, 2027	100	0	0	0	0
November 20, 2028	100	0	0	0	0
November 20, 2029	100	0	0	0	0
November 20, 2030	90	0	0	0	0
November 20, 2031	78	0	0	0	0
November 20, 2032	65	0	0	0	0
November 20, 2033	51	0	0	0	0
November 20, 2034	26	0	0	0	0
November 20, 2035	0	0	0	0	0
November 20, 2036	0	0	0	0	0

Weighted Average Life to
Maturity (in years)(1)	26.59	8.25	4.59	3.55	3.12

(1) The weighted average life of a class of Certificates is determined by (i) multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

Banc of America Securities LLC	13

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

	Percentage of Initial Class Balance Outstanding
	at the Respective Percentages of PPC Set Forth Below:
	Class M-7
Distribution Date	0%	50%	100%	150%	200%
Initial Percentage	100	100	100	100	100
November 20, 2007	100	100	100	100	100
November 20, 2008	100	100	100	100	100
November 20, 2009	100	100	100	100	100
November 20, 2010	100	100	41	0	0
November 20, 2011	100	100	10	0	0
November 20, 2012	100	63	0	0	0
November 20, 2013	100	39	0	0	0
November 20, 2014	100	20	0	0	0
November 20, 2015	100	4	0	0	0
November 20, 2016	100	0	0	0	0
November 20, 2017	100	0	0	0	0
November 20, 2018	100	0	0	0	0
November 20, 2019	100	0	0	0	0
November 20, 2020	100	0	0	0	0
November 20, 2021	100	0	0	0	0
November 20, 2022	100	0	0	0	0
November 20, 2023	100	0	0	0	0
November 20, 2024	100	0	0	0	0
November 20, 2025	100	0	0	0	0
November 20, 2026	100	0	0	0	0
November 20, 2027	100	0	0	0	0
November 20, 2028	100	0	0	0	0
November 20, 2029	100	0	0	0	0
November 20, 2030	82	0	0	0	0
November 20, 2031	62	0	0	0	0
November 20, 2032	40	0	0	0	0
November 20, 2033	16	0	0	0	0
November 20, 2034	0	0	0	0	0
November 20, 2035	0	0	0	0	0
November 20, 2036	0	0	0	0	0

Weighted Average Life to
Maturity (in years)(1)	25.50	6.73	3.90	3.14	3.06

(1) The weighted average life of a class of Certificates is determined by (i) multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance of such class to the related Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

Banc of America Securities LLC	14

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

Historical Values of One-Month LIBOR

Listed below are historical values of One-Month LIBOR available as of the first business day in the month shown below. The values shown are intended only to provide an historical summary of the movements of One-Month LIBOR and may not be indicative of future rates. The source of the values shown below is British Bankers’ Association.

	Year
Month	2006	2005	2004	2003	2002	2001
January	4.40%	2.40%	1.12%	1.38%	1.86%	6.55%
February	4.57	2.59	1.10	1.34	1.86	5.56
March	4.64	2.72	1.10	1.34	1.87	5.29
April	4.83	2.87	1.09	1.30	1.88	5.06
May	5.05	3.09	1.10	1.31	1.84	4.43
June	5.13	3.14	1.13	1.32	1.84	4.04
July	5.33	3.34	1.36	1.12	1.84	3.86
August	5.39	3.53	1.51	1.11	1.81	3.74
September	5.33	3.72	1.67	1.12	1.82	3.58
October	5.32	3.88	1.84	1.12	1.80	2.64
November	--	4.09	2.02	1.12	1.69	2.28
December	--	4.31	2.31	1.17	1.44	2.11

Historical Values of One-Year LIBOR

Listed below are historical values of One-Year LIBOR available as of the first business day in the month shown below. The values shown are intended only to provide an historical summary of the movements of One-Year LIBOR and may not be indicative of future rates. The source of the values shown below is British Bankers’ Association.

	Year
Month	2006	2005	2004	2003	2002	2001
January	4.85%	3.11%	1.48%	1.46%	2.40%	5.94%
February	4.95	3.27	1.47	1.46	2.57	5.11
March	5.12	3.57	1.37	1.38	2.48	4.91
April	5.29	3.81	1.34	1.27	3.06	4.58
May	5.38	3.71	1.82	1.29	2.64	4.44
June	5.51	3.76	2.11	1.25	2.60	4.17
July	5.68	3.90	2.39	1.16	2.27	4.19
August	5.54	4.22	2.35	1.44	1.97	3.80
September	5.39	4.13	2.26	1.45	1.92	3.59
October	5.32	4.48	2.49	1.24	1.66	2.68
November	--	4.72	2.54	1.48	1.62	2.29
December	--	4.82	2.96	1.60	1.73	2.34

Banc of America Securities LLC	15

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BAFC 2006-I	$555,413,000 (approximate) Overcollateralized Certificates

Historical Values of 12-Month Average of 1-Month LIBOR (“LAMA”)

Listed below are historical values of 12-Month Average of 1-Month LIBOR (“LAMA”) available as of the first business day in the month shown below. The values shown are intended only to provide an historical summary of the movements of 12-Month Average of 1-Month LIBOR and may not be indicative of future rates. The source of the values shown below is British Bankers’ Association.

	Year
Month	2006	2005	2004	2003	2002	2001
January	3.624%	1.668%	1.183%	1.716%	3.403%	6.420%
February	3.786	1.801	1.164	1.670	3.121	6.368
March	3.950	1.948	1.146	1.622	2.854	6.280
April	4.112	2.113	1.128	1.578	2.638	6.133
May	4.278	2.280	1.110	1.535	2.453	5.918
June	4.445	2.445	1.130	1.475	2.287	5.683
July	4.603	2.614	1.162	1.416	2.125	5.444
August	4.740	2.784	1.207	1.357	1.978	5.191
September	4.862	2.952	1.266	1.299	1.910	4.859
October	4.964	3.127	1.339	1.247	1.861	4.500
November	--	3.295	1.436	1.225	1.798	4.110
December	--	3.459	1.544	1.203	1.757	3.720

Banc of America Securities LLC	16

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.